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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): JULY 17, 1996
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                           CREATIVE BIOMOLECULES, INC.
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             (Exact name of registrant as specified in its charter)



   DELAWARE                    0-19910                    94-2786743
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(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)              Identification No.)
incorporation)


                 45 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (508) 435-9001
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ITEM 5.   OTHER EVENTS.
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        On July 17, 1996, the Registrant, together with Stryker Corporation and
Genetics Institute, Inc., publicly disseminated a press release announcing that the three companies have cross-licensed on a royalty-free basis their worldwide patent rights in the bone morphogenetic/osteogenic protein family.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits.

     99.1 The Registrant's Press Release dated July 17, 1996.























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Creative BioMolecules, Inc.
                                             ---------------------------
                                             (Registrant)

Date: July 22, 1996                          /s/ Wayne E. Mayhew III
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                                             Wayne E. Mayhew III
                                             Vice President, Chief Financial
                                             Officer, Treasurer and Secretary